THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED JANUARY 25, 1999, AMONG FBR ASSET INVESTMENT CORPORATION, BROOKDALE LIVING COMMUNITIES, INC. (THE "BORROWER"), AND LASALLE NATIONAL BANK ("BANK"), TO THE INDEBTEDNESS OWED BY THE BORROWER TO THE HOLDERS OF ALL OF THE NOTES ISSUED PURSUANT TO THAT CERTAIN LOAN AGREEMENT, DATED APRIL 27, 1998 AS AMENDED THROUGH THE DATE HEREOF, BETWEEN THE BORROWER AND BANK, AS SUCH LOAN AGREEMENT MAY BE AMENDED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME; AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.


                                 PROMISSORY NOTE



$5,000,000                                                      January 25, 1999


         FOR VALUE RECEIVED, the undersigned, BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation, whose address is 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60601 (the "Borrower"), promises to pay to the order of FBR ASSET INVESTMENT CORPORATION, a Virginia corporation, whose address is Potomac Tower, 1001 Nineteenth Street North, 18th Floor, Arlington, Virginia 22209 (the "Lender") on or before the Maturity Date, in lawful money of the United States of America, the principal sum of FIVE MILLION DOLLARS ($5,000,000) plus interest at the times and in the amounts and manner as provided in the Loan Agreement (the "Agreement"), dated as of January 25, 1999, between the Borrower and the Lender.

         MAXIMUM RATE OF INTEREST: It is intended that the rate of interest hereon shall never exceed the maximum rate, if any, which may be legally charged on the Loan evidenced by this Note ("Maximum Rate"), and if the provisions for interest contained in this Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the option of the Lender, returned to the Borrower.

         DUE DATE: All indebtedness evidenced hereby not paid before the Maturity Date shall be due and payable on the Maturity Date.

         PLACE OF PAYMENT: All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the heading of this Note, or to such other place as the Lender may from time to time direct by written notice to the Borrower.

         PAYMENT AND EXPENSES OF COLLECTION: All amounts payable hereunder are payable by wire transfer in immediately available funds to the account number specified by the Lender, in lawful money of the United States. Payments remitted by the Borrower via wire transfer initiated after 3:00 p.m. New York City time shall be deemed to be received on the next Business Day. The Borrower agrees to pay all costs of collection when incurred, including, without limiting the generality of the foregoing, reasonable attorneys' fees through appellate proceedings and allocated cost of in-house counsel, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing said indebtedness. If any suit or action be instituted to enforce this Note, the Borrower promises to pay, in addition to the cost and disbursements otherwise allowed by applicable Law, such sums as the court may adjudge reasonable attorneys' fees in such suit or action.

         DEFAULTS: Upon the happening of an Event of Default (as defined in the Agreement), the Lender shall have all rights and remedies set forth in the Agreement.

         The failure to exercise any of the rights and remedies set forth in the Agreement shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the Lender of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights and remedies at that time or at any subsequent time or nullify any prior exercise of any such rights and remedies without the express consent of Lender, except as and to the extent otherwise provided by applicable Law.

         WAIVERS: To the extent permitted by applicable Law, the Borrower waives diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time, and consents to the acceptance of collateral, the release of any collateral for this Note, the release of any party primarily or secondarily liable hereon, and that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust Lender's remedies against the Borrower or any other party liable hereon or against any collateral for this Note. None of the foregoing shall affect the liability of the Borrower and any endorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

         TERMINOLOGY: Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. Words of masculine or neuter import shall be read as if written in the neuter or masculine or feminine when appropriate.

         AGREEMENT: Reference is made to the Agreement for provisions as to payments, collateral and acceleration.

THIS NOTE IS GOVERNED BY THE PROVISIONS OF THE AGREEMENT WHICH IS INCORPORATED HEREIN BY REFERENCE, AND IN THE EVENT ANY TERMS OF THIS NOTE ARE INCONSISTENT WITH THE TERMS OF THE AGREEMENT, THE TERMS OF THE AGREEMENT SHALL GOVERN THIS NOTE. NOTWITHSTANDING THE FOREGOING SENTENCE, NO REFERENCE HEREIN TO THE AGREEMENT AND NO PROVISION OF THIS NOTE OR OF THE AGREEMENT SHALL ALTER OR IMPAIR THE OBLIGATION OF THE BORROWER, WHICH IS ABSOLUTE AND UNCONDITIONAL, TO PAY THE PRINCIPAL OF AND INTEREST ON THIS NOTE AT THE RESPECTIVE TIMES AND AT THE RATES HEREIN PRESCRIBED.

         GOVERNING LAW; CONSENT TO FORUM; IMMUNITIES: This Note and the Agreement shall be governed by and construed in accordance with the Laws of the Commonwealth of Virginia, without giving effect to the conflict of laws rules therein. The parties hereto hereby consent and agree that the Circuit Court of Arlington County, Virginia, or, at the Lender's option, the United States District Court for the Eastern District of Virginia, shall have exclusive jurisdiction to hear and determine any claims or disputes between the parties hereto pertaining to the Note or the Agreement or to any matter arising out of or related to the Note or the Agreement. The parties hereto expressly submit and consent in advance to such jurisdiction in any action or suit commenced in any such court, and hereby waive any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consent to the granting of such legal or equitable relief as is deemed appropriate by such court. Each party hereto irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given pursuant to Section 10.01 of the Agreement. Nothing in the Agreement or the Note shall be deemed or operate to affect the right of the Lender to serve legal process in any other manner permitted by applicable Law, or to preclude the enforcement by the Lender of any judgment or order obtained in such forum or the taking of any action under the Agreement or the Note to enforce same in any other appropriate forum or jurisdiction.

         To the extent that the Borrower has or may hereafter acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to the Borrower or the Borrower's property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under the Agreement.

         To the extent permitted by applicable Law, each party hereto irrevocably waives any right such party may have to consequential or punitive damages from any other party and hereby agrees not to assert any claim for such damages.


                                        BROOKDALE LIVING COMMUNITIES, INC.


                                        By:  /s/ Darryl W. Copeland, Jr.
                                             ----------------------------------
                                             Name:  Darryl W. Copeland, Jr.
                                             Title: Executive Vice President and
                                                    Chief Financial Officer